SECURITIES AND EXCHANGE COMMISSION

450 Fifth Street, N.W.
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: April 21, 2003

Volkswagen Dealer Finance, LLC.
(Exact Name of Registrant as Specified in Charter)

EXHIBITS

Delaware	33-34266	38-2748796

(State of Incorporation)	(Commission File Number)	(IRS Employer Id. No.)

3800 Hamlin Road, Auburn Hills, Michigan 48326
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (248) 340-6550

N/A

(Former Name or Former Address, if Changed Since Last Report)

EXHIBIT INDEX
Report for the Month Ended March 31, 2003

Item 5. Other Events

     The Monthly Servicing Report relating to the Volkswagen Credit Auto Master Owner Trust, Series 2000-1 for the Collection Period ended April 21, 2003, provided to Bank One, as trustee is attached hereto as Exhibit 20 and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

Designation	Description	Method of Filing

Exhibit 20	Report for the month ended March 31, 2003 provided to Bank One, as trustee under the Volkswagen Credit Auto Master Owner Trust, Series 2000-1	Filed with this report.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Volkswagen Credit Auto Master Owner Trust

By: Volkswagen Dealer Finance, LLC

By: /s/ Timothy J. Flaherty

Timothy J. Flaherty

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

Exhibit 20	Report for the month ended March 31, 2003 provided to Bank One, as trustee under the Volkswagen Credit Auto Master Owner Trust, Series 2000-1